Dividends	12 Months Ended
Jul. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Dividends	Dividends
Amounts recognized as distributions to equity shareholders:

	2021	2020	2019
	$m	$m	$m
Final dividend for the year ended July 31, 2018: 131.9 cents per share	—	—	303
Interim dividend for the year ended July 31, 2019: 63.1 cents per share	—	—	146
Final dividend for the year ended July 31, 2019: 145.1 cents per share	—	327	—
Final dividend for the year ended July 31, 2020: 208.2 cents per share	467	—	—
Interim dividend for the year ended July 31, 2021: 72.9 cents per share	163	—	—
Special dividend: 180.0 cents per share	404	—	—
Dividends paid	1,034	327	449
Since the end of the financial year, the Directors have proposed a final ordinary dividend of approximately $369 million (166.5 cents per share). The dividend is subject to approval by shareholders at the Company’s 2021 Annual General Meeting and is therefore not included in the balance sheet as a liability at July 31, 2021.
Dividends are declared in U.S. dollars and paid in both pounds sterling and U.S. dollars. For those shareholders paid in pounds sterling, the exchange rate used to translate the declared value was set in advance of the payment date. As a result of foreign exchange rate movements between these dates, the total amount paid (shown in the Group cash flow statement) may be different to that stated above.